Brightlane Corp.

1600 West Loop South

Suite 600

Houston, TX 77056

(404) 419-6040

Dear Stockholders:

On April 3, 2019, the Board of Directors of Brightlane Corp. (“Brightlane”), a Nevada corporation approved a share exchange agreement with VAT Bridge Ltd. (“VAT Bridge”), a United Kingdom based entity.  Pursuant to this agreement, Brightlane will issue 21,000,000 common shares to the owners of VAT Bridge in return for all outstanding shares of VAT Bridge.  These shares shall be issued to VAT Bridge shareholders proportionately to their current ownership interest in VAT Bridge.  As a result of this agreement, VAT Bridge will become a wholly owned subsidiary of Brightlane.  In addition, Simon Holden will be added as a member of the Brightlane Board of Directors.

Brightlane obtained the written consent of stockholders representing 92.1% of Brightlane’s outstanding voting stock as of April 4, 2019 approving this corporate action.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

No action is required by you. The accompanying information statement is furnished only to inform our stockholders of the actions taken place. This Information Statement is being mailed on or about June 27, 2019 to all of Brightlane’s stockholders of record as of the close of business on June 24, 2019.

By Order of the Board of Directors.

/s/Steve Helm

Name:  Steve Helm

Title:   Chief Executive Officer

INFORMATION STATEMENT

June 25, 2019

Brightlane Corp.

1600 West Loop South

Suite 600

Houston, TX 77056

(404) 419-6040

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the board of directors of Brightlane Corp., a Nevada corporation, to the holders of record at the close of business on June 24, 2019 of Brightlane’s outstanding common stock, par value $0.001 per share, pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended, and pursuant to the Nevada Revised Statutes.

The cost of furnishing this Information Statement will be borne by us. We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

This Information Statement informs stockholders of the actions taken and approved on April 3, 2019 by Brightlane’s Board of Directors and by our Majority Stockholders holding 92.1% of Brightlane’s voting stock issued and outstanding on April 4, 2019.  Brightlane’s Board of Directors and Majority Stockholders approved a corporate action to enter into a share exchange agreement with VAT Bridge Ltd., a United Kingdom based entity.

Pursuant to this agreement, Brightlane will issue 21,000,000 common shares to the owners of VAT Bridge in return for all outstanding shares of VAT Bridge.  These common shares shall be issued to VAT Bridge shareholders proportionately to their current ownership interest in VAT Bridge.  As a result of this agreement, VAT Bridge will become a wholly owned subsidiary of Brightlane.  In addition, Simon Holden will be added as a member of Brightlane’s Board of Directors.

Accordingly, all necessary corporate approvals in connection with above corporate actions have been obtained.  This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required under the Exchange Act of these corporate actions. Therefore, this Information Statement is being sent to you for informational purposes only.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Brightlane’s stockholders as of the Record Date are being furnished copies of this Information Statement.  This Information Statement is first being mailed or furnished to our stockholders on or about June 27, 2019.

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

Q. Why am I being furnished with this Information Statement?

A. The Securities Exchange Act of 1934 and Nevada law require us to provide you with information regarding the actions taken by written consent of stockholders in lieu of a meeting. Your vote is neither required nor requested.

Q. Was stockholder approval of the share exchange or the acquisition required by Nevada law?

A. No. In general, under Brightlane’s organizational documents and Nevada law, Brightlane and its Board of Directors has the authority, without stockholder approval, to issue securities and consummate the acquisition.

Q. Why am I not being asked to vote?

A. Nevada law provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent is signed by stockholders holding at least a majority of the voting power. Brightlane’s Articles of Incorporation, as amended and restated, and Bylaws, as amended and restated, permit stockholders holding not less than minimum number of votes required to authorize or take action at a meeting, to authorize or take action through a written consent. Holders of approximately 92.1% of our issued and outstanding shares entitled to vote executed a written consent dated April 4, 2019 approving the share exchange, acquisition and director appointment. Such approval is sufficient under Nevada law, and no further approval by our stockholders is required. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy and you are requested not to send us a proxy.

Q. What do I need to do now?

A. Nothing. This Information Statement is furnished to you solely for your information and does not require or request you to do anything.

NOTICE OF ACTION TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING COMMON SHARES OF BRIGHTLANE CORP. IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS DATED APRIL 4, 2019

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that, on April 4, 2019, Brightlane Corp., a Nevada corporation, obtained the unanimous written consent of the Board of Directors and the written consent of stockholders holding 92.1% of the outstanding voting power of the issued and outstanding Brightlane common shares approving the share exchange and acquisition of VAT Bridge Ltd. and the appointment of Simon Holden to the Board of Directors.

OUTSTANDING SHARES AND VOTING RIGHTS

As of April 4, 2019, Brightlane’s authorized capitalization consisted of 250,000,000 common shares, of which 18,692,654 common shares were issued and outstanding.

Each common share of Brightlane entitles its holder to one vote on each matter submitted to Brightlane’s stockholders.  However, because the Majority Stockholders have consented to the foregoing actions by resolutions dated April 4, 2019 in lieu of a special meeting in accordance with Nevada law and because the Majority Stockholders have sufficient voting power to approve such actions through their ownership of common stock, no other stockholder vote will be solicited in connection with this Information Statement.

SHARE EXCHANGE AGREEMENT WITH VAT BRIDGE LTD.

On April 3, 2019, Brightlane was authorized to enter into a share exchange agreement with the current shareholders of VAT Bridge.  Upon completion of the transaction, Brightlane will issue 21,000,000 common shares to the shareholders of VAT Bridge in return for all of their ownership interests in VAT Bridge.  Upon the completion of the share exchange, VAT Bridge will be a wholly-owned subsidiary of Brightlane.  These shares are exempt from registration pursuant to Section 4(a)(2) of the Exchange Act.

The Board of Directors believes that this acquisition will significantly enhance the value of Brightlane as a result of the integration of a substantial revenue stream as well as the integration of a symbiotic business into Brightlane’s business plan.  The Board of Directors believes that the acquisition of VAT Bridge was necessary and advisable in order to increase Brightlane’s financial performance and future performance.  Accordingly, it is the Board of Director’s opinion that the acquisition of VAT Bridge will better position Brightlane to attract opportunities and to provide the shareholders a greater potential return.

The issuance of 21,000,000 common shares will increase the total Brightlane issued and outstanding common shares to 39,692,654.  This issuance will dilute the current Brightlane shareholders.  However, the Board of Directors believe that the shareholders will benefit from the increased value and overall performance of Brightlane following the acquisition.

Regulatory Approvals

There are no federal or state regulatory requirements that must be complied with or from whom approval must be obtained in connection with the transaction.

DESCRIPTION OF BUSINESS

VAT Bridge is a specialty bridge financing company based in the UK which caters predominantly to facilitate the VAT, Value Added Tax, element payable on commercial property purchases. VAT is a general, broadly based consumption tax in the European Union assessed on the value added to goods and services.  Other specialty areas include the funding of VAT payable on property development costs, the VAT payable on high-value assets and occasionally, other property related services in the area of high-end sourcing and income earnings.

Markets

VAT Bridge provides VAT bridge loan services throughout the UK.

Competition

VAT Bridge’s primary competitors are Bridging VAT and Bloomsmith.  VAT Bridge competes with these companies by seeking to provide better, faster and broader services which we believe will make our services more marketable than our competitors.  We are the UK’s largest commercial property VAT funder with loan amount ranging from £50,000 to £20,000,000.  The key factors involved in offering a superior service platform include:

(1)A total managed solution for the funding and recovery of VAT.

(2)Advances of up to 100% of the VAT due.

(3)A simple application process with same-day offers and fast completion times.

(4)Rapid VAT recovery management to reduce interest costs.

Employees

As of June 24, 2019, VAT Bridge has four full time employees.

DESCRIPTION OF PROPERTIES

VAT Bridge’s registered office is located at 3rd Floor, Middleborough House, 16 Middleborough, Colchester, Essex C01 1QT.  This office is 600 square feet, and VAT Bridge pays £1,000 per month in rent.

RISK FACTORS

Not applicable to smaller reporting companies.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Forward-Looking Statements

Statements in this management’s discussion and analysis of financial condition and results of operations contain certain forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby.  To the extent that such statements are not recitations of historical fact, such statements constitute forward looking statements which, by definition involve risks and uncertainties. Where in any forward looking statements, VAT Bridge expresses an expectation or belief as to future results or events, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished.

The following are factors that could cause actual results or events to differ materially from those anticipated, and include but are not limited to, general economic, financial and business conditions; changes in and compliance with governmental regulations; changes in tax laws; and the cost and effects of legal proceedings.

You should not rely on forward looking statements in this document.  This management’s discussion contains forward looking statements that involve risks and uncertainties.  We use words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” and similar expressions to identify these forward-looking statements.  Prospective investors should not place undue reliance on these forward looking statements, which apply only as of the date of this document.  Our actual results could differ materially from those anticipated in these forward-looking statements.

Critical Accounting Policies

The following discussions are based upon our audited financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. These financial statements and accompanying notes have been prepared in accordance with accounting principles generally accepted in the United States.

The preparation of these financial statements requires management to make estimates, judgments and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosures of contingencies. VAT Bridge continually evaluates the accounting policies and estimates used to prepare the financial statements. VAT Bridge bases its estimates on historical experiences and assumptions believed to be reasonable under current facts and circumstances. Actual amounts and results could differ from these estimates made by management.

Trends and Uncertainties

There are no material commitments for capital expenditure at this time. There are no trends, events or uncertainties that have had or are reasonably expected to have a material impact on our limited operations. There are no known causes for any material changes from period to period in one or more line items of VAT Bridge’s financial statements.

Liquidity and Capital Resources

At March 31, 2019, VAT Bridge had cash and cash equivalents of $431,035.  Its working capital balance at March 31, 2019 was $613,679.  Management believes that VAT Bridge will be able to generate sufficient revenue to continue operations through December 31, 2019.

VAT Bridge spent $78,882 on cash absorbed by operations and received $1,784 from a tax refund, resulting in net cash used in operating activities of $77,098 for the three months ended March 31, 2019.

VAT Bridge received $90 in interest received for the three months ended March 31, 2019, resulting in net cash generated from investing activities of $90 for the three months ended March 31, 2019.

VAT Bridge did not pursue any financing activities for the three months ended March 31, 2019.

For the year ended December 31, 2018, VAT Bridge generated $444,644 from operations and paid $3,955 in taxes, resulting in net cash provided by operating activities of $440,689 for the period.

For the year ended December 31, 2018, VAT Bridge received interest of $9, resulting in net cash provided by investing activities of $9 for the period.

For the year ended December 31, 2018, VAT Bridge $24 as proceeds from the issuance of shares, resulting in net cash provided by financing activities for the period.

Results of Operations for the Year Ended December 31, 2018

For the year ended December 31, 2018, VAT Bridge generated revenue of $157,484.  The cost of sales was $42,454, resulting in a gross profit of $115,030.  The company received other operating income of $443,842 and paid administrative expenses of $140,669.  The company received investment revenues of $9, resulting in a net gain of $418,212 before taxation.  After paying income tax of $83,724, the net gain for the year ended December 31, 2018 was $334,488.

Results of Operations for the Three Months Ended March 31, 2019

For the three months ended March 31, 2019, VAT Bridge generated revenues of $334,140.  The cost of sales was $59,158, resulting in a gross profit of $274,982.  The company paid administrative expenses of $13,118 and received investment revenues of $90.  Before tax, the company recorded a profit of $261,954.  After paying income tax of $49,771, the company recorded a net profit of $212,183 for the three months ended March 31, 2019.

Recently Issued Accounting Standards

Management does not believe that any other recently issued, but not yet effective, accounting standard if currently adopted would have a material effect on the accompanying financial statements.

Off Balance Sheet Arrangements

None

Disclosure of Contractual Obligations

None

Accountant

We used Alan Howard as our accountant for the year ended December 31, 2018 and through the interim period ended March 31, 2019.  Representatives of Alan Howard are not expected to be at our annual security holders’ meetings, but will have the opportunity to make a statement at the meeting if they desire to do so.  It is expected that they will be available to respond to appropriate questions should they be in attendance.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES

None.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Not required for a smaller reporting company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of VAT Bridge common stock as of June 24, 2019, by (i) each stockholder known by us to be the beneficial owner of more than 5% of VAT Bridge common stock (VAT Bridge’ only class of voting securities), (ii) each of VAT Bridge’ directors and executive officers, and (iii) all of VAT Bridge’ directors and executive officers as a group.  To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of VAT Bridge common stock beneficially owned by such person, except to the extent such power may be shared with a spouse.  To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted.  Other than the Share Exchange, to our knowledge, there is no arrangement, including any pledge by any person of securities of

VAT Bridge or any of its parents, the operation of which may at a subsequent date result in a change in control of VAT Bridge.  This table has been prepared based on 21,000,000 shares outstanding as of June 24, 2019.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned(1)
Brightlane Corp. 1600 West Loop South Suite 600 Houston, TX 77056	21,000,000	100.00%

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers

Below are the names of and certain information regarding the VAT Bridge executive officers and directors who are to be appointed effective as of the closing of the Share Exchange:

Ian Boots, 28, has been the managing director of VAT Bridge since November 2018.  From August 2013 through August 2016 and August 2017 through November 2018, Mr. Boots was a residential property manager for Home From Home Property Management Limited.  From August 2016 through August 2017, Mr. Boots was a general manager for Lago Real Sociedade de Mediacao Imobiliaria Lda, a Portugal real estate management company.  Mr. Boots received a BA (Hons) in Business management from the University of Suffolk in 2013.

Laurence Rutter, 53, has been the CEO of VAT Bridge since incorporation.  He has been the CEO of Corporate Commercial Collections Limited since October 2011.

Simon Holden, 43, will become a director of Brightlane with his term up for re-election at the next annual meeting of shareholders.  Mr. Holden has been a director of VAT Bridge since March 6, 2019.  Since December 2018, Mr. Holden has been a consultant solicitor for Keystone Law, a London law firm.  From December 2016 through October 2018, Mr. Holden was a partner with Kerman & Co., a London law firm.  From November 2011 through November 2016, Mr. Holden was a partner with Lester Aldridge, a London law firm.  Mr. Holden was deemed Very Competent in the Bar Vocational Course at The City Law School in London in 1999.  He received an LLB with honors from Lancaster University in 1998.

Below are the names of and certain information regarding the Brightlane executive officers and directors at the closing of the Share Exchange:

Steve Helm, Age 57, Chairman, President, Chief Executive Officer and Director

Mr. Helm is a seasoned real estate executive specializing in the areas of finance, development/acquisition and property management for over 25 years. Mr. Helm is also currently the CFO of New Regional Planning, a real estate strategy and consulting firm. From 2004 to 2009 he served as Regional Director for Imperial Capital Bank/Bancorp (NYSE), launching the Texas/Rocky Mountain real estate lending platform as part of the firm’s national expansion. In that capacity, he opened and managed four real estate loan production offices (Dallas, Austin, Denver & Kansas City) covering the Texas, New Mexico, Oklahoma, Arkansas, Colorado and Kansas markets and funded in excess of $500 million of structured debt and portfolio permanent credit facilities from $500,000 to $20 million for a broad range of real estate development activities.

Prior to Imperial, he was President of the family business, The Helm Companies, directing the ground up development, re-development, financing and management of small retail and Class A, B & C multifamily properties. During his tenure with the family enterprise, Mr. Helm secured over $60 million of FHA (221 D-4 & 223F) and conventional bank debt as well as LIHTC, private and mezzanine equity financing and supervised the management of a multifamily portfolio of 6 properties comprising over 900 units. Mr. Helm earned the National Apartment Association CAPS Designation and is a CPM Candidate. Mr. Helm holds an MBA from the Cox School of Business, Southern Methodist University, and a BBA in Finance from the University of Texas at Austin.

David Hill II, Age 32, Director and Vice President of Business & Legal Affairs

Mr. Hill has served as our Director and Vice President of Business and Legal Affairs, since August 1, 2016. Mr. Hill is an entrepreneurial attorney. Mr. Hill has counseled and consulted start-ups in regards to equity functions, regulatory issues, business development, and venture capital funding.

Mr. Hill earned a Bachelor of Arts degree in Political Science from Auburn University, a Juris Doctorate from the Cumberland School of Law at Samford University, and a Masters of Law in Law and Entrepreneurship from the Duke University School of Law. Mr. Hill is a member of the State Bar of Georgia.

Peter Hellwig, age 53, Chief Operating Officer & Chief Financial Officer

Mr. Hellwig has served as our Chief Operating Officer and Chief Financial Officer since December 1, 2015.  Mr Hellwig is a seasoned professional with over 25 years of corporate and consultancy expertise residing primarily in strategic planning, corporate development, mergers and acquisitions, and operations. Mr. Hellwig has provided corporate & business development consulting services to many Fortune 1000 clients as well as small business and start-up operations. He has conducted and managed over 400 projects involving market entry/exit, new product/service introduction, competitive analysis, product differentiation, benchmarking, and JV and M&A programs. He has facilitated and supported strategic planning and corporate development initiatives spanning a broad range of industries from aerospace and pharmaceuticals to consumer products.  In 2003, Mr. Hellwig founded a consulting services company providing outsourced executive and management consulting services to provide start-up and early stage development services to clients. Here he managed the operations of numerous companies and assisted in the start-up operations of several businesses to include various specialty chemical operations, natural and organic foods, among other products and services. In addition, he assisted clients in managing their micro-cap public company operations to leverage their public nature to access the capital markets.  In addition, Mr. Hellwig co-founded a boutique strategic planning consulting firm servicing international mid- to large-size corporate clientele specializing in financial services, B2B dot.com services, high value information exchange and management products, and enterprise-wide systems solutions.  Mr. Hellwig earned his Bachelor of Science degree in Industrial Management from the University of Massachusetts.

Director Independence

VAT Bridge not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be “independent” and, as a result, VAT Bridge is not at this time required to have its board of directors comprised of a majority of “independent directors.”

Family Relationships

There are no family relationships among VAT Bridge’s board of directors or executive officers.

Involvement in Certain Legal Proceedings

None of VAT Bridge’s directors or executive officers has been involved in any of the following events during the past ten years:

•any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or

•being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

•being subject of, or party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or State securities of commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity

•being subject of or party to any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board Committees

VAT Bridge currently has not established any committees of the board of directors.  Its board of directors may designate from among its members an executive committee and one or more other committees in the future.  They do not have a nominating committee or a nominating committee charter.  Further, VAT Bridge does not have a policy with regard to the consideration of any director candidates recommended by security holders.  To date, other than as described above, no security holders have made any such recommendations.  The entire board of directors performs all functions that would otherwise be performed by committees.  Given the present size of its board of directors, it is not practical for VAT Bridge to have committees.  If VAT Bridge is able to grow its business and increase its operations, VAT Bridge intends to expand the size of its board of Directors and allocate responsibilities accordingly.

Audit Committee Financial Expert

VAT Bridge has no separate audit committee at this time.  The entire board of directors oversees its audits and auditing procedures.  The board of directors has at this time not determined whether any director is an “audit committee financial expert” within the meaning of Item 407(d)(5) for SEC regulation S-K.

Code of Ethics

VAT Bridge has not yet adopted a code of ethics.  The board of directors anticipates that it will adopt a code of ethics upon completion of the securities exchange, although there is no guarantee that VAT Bridge will be able to enter into such a transaction.

Compliance with Section 16(a) of the Exchange Act

VAT Bridge’s common stock is not registered pursuant to Section 12 of the Exchange Act.  Accordingly, the officers, directors and principal shareholders of VAT Bridge are not subject to the beneficial ownership reporting requirements of Section 16(a) of the Exchange Act.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long-term compensation of the VAT Bridge executive officers who served during the fiscal years ended December 31, 2018 and 2017 for services rendered in all capacities.  Currently,

VAT Bridge has no employment agreements with any of its officers or directors.  All of our directors are unpaid.  Compensation for the future will be determined when and if additional funding is obtained.

Name and Principal Position	Year	Salary (£)	Bonus (£)	Stock Awards (£)	Option Awards (£)	Non-Equity Incentive Plan Compensation (£)	Non- Qualified Deferred Compensation Earnings (£)	All Other Compensation (£)	Total (£)
Graham Avery	2018	50,000	-	-	-	-	-	-	50,000
CEO (former)	2017	40,000	-	-	-	-	-	-	40,000

Laurence Rutter	2018	50,000	-	-	-	-	-	-	50,000
CEO	2017	40,000	-	-	-	-	-	-	40,000

Ian Boots	2018	-	-	-	-	-	-	-	-
Managing Director	2017	-	-	-	-	-	-	-	-

Simon Holden	2018	-	-	-	-	-	-	-	-
Director	2017	-	-	-	-	-	-	-	-

Compensation Discussion and Analysis

VAT Bridge’s management anticipates devoting up to 40 hours per week each to the business of VAT Bridge.  VAT Bridge’s current officers and directors do not receive any compensation for their services rendered to VAT Bridge, have not received such compensation in the past, and are not accruing any compensation pursuant to any agreement with VAT Bridge.

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by VAT Bridge for the benefit of its employees.

VAT Bridge has not entered into any employment agreements with any of its officers, directors, or other persons, and no such agreements are anticipated in the immediate future.

VAT Bridge has no other executive compensation elements that would require the inclusion of tabular disclosure or narrative discussion.

Board of Directors Compensation

Members of the board of directors may receive an amount yet to be determined annually for their participation and will be required to attend a minimum of four meetings per fiscal year. To date, VAT Bridge has not paid any directors' fees or expenses.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

None.

Director Independence

VAT Bridge is not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be “independent” and, as a result, we are not at this time required to have its board of directors comprised of a majority of “independent directors.”

MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

There currently is no trading market for VAT Bridge common stock.

Holders

There is one holder of VAT Bridge’s common stock as of June 24, 2019

Dividends

Holders of VAT Bridge common stock are entitled to receive such dividends as may be declared by its board of directors.  No dividends on VAT Bridge common stock have ever been paid, and VAT Bridge does not anticipate that dividends will be paid on its common stock in the foreseeable future.

Securities authorized for issuance under equity compensation plans

No securities are authorized for issuance by VAT Bridge under equity compensation plans.

Performance graph.

Not applicable.

Sale of unregistered securities

None.

Use of Proceeds

Not applicable.

Purchases of Equity Securities by the issuers and affiliated purchasers

None.

DESCRIPTION OF SECURITIES

Authorized Capital Stock

VAT Bridge has 50,000,000 common shares authorized with a par value of $0.001.  As of the date of this report, VAT Bridge had 21,000,000 common shares outstanding.

Issued and Outstanding Capital Stock

Immediately after the securities exchange became effective, VAT Bridge shareholders transferred all of their VAT Bridge common shares to Brightlane in exchange for an aggregate of 21,000,000 newly issued Brightlane common shares.  Upon the closing of all transactions, VAT Bridge shareholders will hold 21,000,000 Brightlane shares, representing 52.9% of the total voting securities.

Description of VAT Bridge Common Stock

The holders of outstanding common shares are entitled to receive dividends out of assets or funds legally available for the payment of dividends of such times and in such amounts as the board from time to time may determine. Holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders. There is no cumulative voting of the election of directors then standing for election. The common shares are not entitled to pre-emptive rights and are not subject to conversion or redemption. Upon liquidation, dissolution or winding up of VAT Bridge, the assets legally available for distribution to stockholders are distributable ratably among the holders of the common shares after payment of liquidation preferences, if any, on any outstanding payment of other claims of creditors. Each outstanding common share is duly and validly issued, fully paid and non-assessable.

Convertible Securities

As of the date hereof, VAT Bridge does not have any outstanding convertible securities.

FINANCIAL STATEMENTS

Financial statements for VAT Bridge Limited for the year ended December 31, 2018 and the three months ended March 31, 2019, as well as the pro forma financial information are presented at the end of the document.

APPOINTMENT OF ADDITIONAL DIRECTORS

In conjunction with the Share Exchange Agreement discussed above, the Brightlane Board of Directors of Brightlane appointed Mr. Simon William Holden as a director immediately upon closing of the share exchange.

Mr. Holden, 43, will become a director with his term up for re-election at the next annual meeting of shareholders.  Since December 2018, Mr. Holden has been a consultant solicitor for Keystone Law, a London law firm.  From December 2016 through October 2018, Mr. Holden was a partner with Kerman & Co., a London law firm.  From November 2011 through November 2016, Mr. Holden was a partner with Lester

Aldridge, a London law firm.  Mr. Holden was deemed Very Competent in the Bar Vocational Course at The City Law School in London in 1999.  He received an LLB with honors from Lancaster University in 1998.

There are no arrangements or understandings between Mr. Holden and any other person pursuant to which he was selected as director.  There are no family relationships between Mr. Holden and any member of Brightlane.  There are no material proceedings to which Mr. Holden is a party adverse to Brightlane.  There have been no transactions between Mr. Holden and any other related person.  Mr. Holden is considered an independent director.

In addition, the Brightlane Board of Directors will begin seeking additional directors to serve.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of June 24, 2019 by (i) each person (or group of affiliated persons) who is known by us to own more than five percent of the outstanding shares of our common stock, (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group.  As of June 24, 2019, there were 39,692,654 shares of common stock outstanding.

Name and Address of Stockholder	Shares	% Owned
David Hill II	4,800,640 2,133,618 (indirect) (1)	12.09% 5.38%
Steve Helm	1,250,000	3.15%
Simon Holden	1,000,000	2.52%
Officers and Directors as a Group	9,184,258	23.14%
(3 persons)

Brightlane Acquisition Corp. (2)	6,060,000	15.27%
Lloyd G. Dominick	2,965,729	7.47%
Hali Hill	3,850,000	9.70%
Laurence Rutter	3,516,000	8.86%

1)David Hill II is the trustee for the James Odell Barnes, Jr. Irrevocable Trust.

2)Peter Hellwig, a related party, has voting control of Brightlane Acquisition Corp.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. The principal address of each of the stockholders listed below is c/o 1600 West Loop South, Suite 600,

Houston, TX 77056.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of April 4, 2019, there were 18,692,654 Brightland common shares issued and outstanding.   Each holder of common shares is entitled to one vote per share.

Stockholders holding in the aggregate of 92.1% of the voting power of our outstanding voting shares have approved the corporate actions discussed herein by written consent dated April 4, 2019.

As of June 24, 2019, there were 39,692,654 Brightlane’s common shares issued and outstanding.   Each holder of common shares is entitled to one vote per share.

VOTING PROCEDURES

Pursuant to the Nevada Revised Statutes and our Articles of Incorporation, the affirmative vote of the holders of a majority of our outstanding common stock is sufficient to pursue the corporate action, which vote was obtained by the written consent of the Majority Stockholders as described herein. As a result, the corporate action has been approved and no further votes will be needed.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the corporate action.

DISSENTER'S RIGHT OF APPRAISAL

Under Nevada law, stockholders are not entitled to dissenter's rights of appraisal with respect to the corporate actions discussed herein.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

Brightlane is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Commission.  Reports and other information filed by Brightlane can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549.  Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates.  The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system. Copies of such filings may also be obtained by writing to Brightlane Corp. at 1600 West Loop South, Suite 600, Houston, TX 77056.

STOCKHOLDERS SHARING AN ADDRESS

Unless we have received contrary instructions from a stockholder, we are delivering only one Information Statement to multiple stockholders sharing an address.  We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder. A stockholder who wishes to receive a separate copy of the Information Statement may make such a request in writing to Brightlane Corp. at 1600 West Loop South, Suite 600, Houston, TX 77056.

On behalf of the Board of Directors,

June 25, 2019

/s/Steve Helm

Steve Helm

Chief Executive Officer

BRIGHTLANE CORP.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE 12 MONTHS ENDED DECEMBER 31, 2018

		VAT
	Brightlane	Bridge			Pro Forma
	Corp	Limited	Adjustments	Notes	Combined

Revenues	$206,881	$161,149	$0		$368,030

Cost of goods sold	(47,500)	(105,717)	0		(153,217)

Gross profit	159,381	55,432	0		214,813

Operating expenses	565,235	54,897	178,668	(a)	798,799

Loss before income taxes	(405,854)	535	(178,668)		(583,986)

Income tax expense	0	726	0		726

Net Loss	($405,854)	($191)	($178,668)		($584,712)

Note 1 — Basis of presentation

The unaudited pro forma condensed combined financial statements are based on Brightlane's and VAT Bridge Limited's historical financial statements as adjusted to give effect to the acquisition of VAT Bridge Limited and the unaudited pro forma condensed combined income statements for the twelve months ended December 31, 2018 giving effect to the VAT Bridget Limited acquisition as if it had occurred on January 1, 2018.

Note 2 — Pro Forma Adjustments

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined financial information:

Adjustments to the pro forma condensed combined balance sheet.
(a) Reflects amortization expense of intangible assets.

BRIGHTLANE CORP.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2019
		VAT
	Brightlane	Bridge			Pro Forma
	Corp	Limited	Adjustments	Notes	Combined

Revenues	$21,824	$334,140	$0		$355,964

Cost of goods sold	0	(59,158)	0		(59,158)

Gross profit	21,824	274,982	0		296,806

Operating expenses	191,403	13,118	44,667	(a)	249,188

Loss before income taxes	(169,579)	261,864	(44,667)		47,618

Income tax expense	0	(49,771)	0		(49,771)

Net Loss	($169,579)	$212,093	($44,667)		$97,389

Note 1 — Basis of presentation

The unaudited pro forma condensed combined financial statements are based on Brightlane's and VAT Bridge Limited's historical financial statements as adjusted to give effect to the acquisition of VAT Bridge Limited and the unaudited pro forma condensed combined income statements for the twelve months ended March 31, 2019 giving effect to the VAT Bridget Limited acquisition as if it had occurred on January 1, 2019.

Note 2 — Pro Forma Adjustments

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined financial information:

Adjustments to the pro forma condensed combined balance sheet.
(a) Reflects amortization expense of intangible assets.

BRIGHTLANE CORP.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF MARCH 31, 2019
		VAT
	Brightlane	Bridge			Pro Forma
	Corp	Limited	Adjustments	Notes	Combined
ASSETS
Current assets
Cash and cash equivalents	$37,303	$431,035	$0		$468,338
Notes receivable - current portion	31,644	1,847,938	0		1,879,582
Total current assets	68,946	2,278,973	0		2,347,919

Notes receivable - long term portion	201,888				$201,888
Investment in real estate, net	483,424	0	0		483,424

Intangible assets, net	0	0	3,573,355	(a)	2,915,009
			(44,667)	(b)
			(613,679)	(c)

Total Assets	754,258	2,278,973	3,573,355		5,948,240

LIABILITIES AND EQUITY
Liabilities
Current liabilities
Accounts payable	12,497	1,533,184	0		1,545,681
Accrued expenses	58,714	0	0		58,714
Accrued Interest	16,365	0	0		16,365
Line of credit	567,058	0	0		567,058
Current portion of convertible note payable	428,785				428,785
Current portion of convertible note payable - related party	448,900				448,900
Tax liabilities	0	132,110	0		132,110
Total current liabilities	1,532,320	1,665,294	0		3,197,614

Convertible note payable	69,503				69,503
Convertible note payable - related party	161,622				161,622
Total Liabilities	1,763,445	1,665,294	0		3,428,739

Equity
Capital stock	18,693	26	(26)	(c)	18,693

Additional Paid-in capital	2,479,390	0	3,573,355	(a)	6,052,745
Treasury stock	0	0	0		0
Retained earnings	(3,507,269)	613,653	(44,667)	(b)	(3,551,936)
			(613,653)	(c)
Total Equity	(1,009,186)	613,679	3,528,662		2,519,502

TOTAL LIABILITIES AND EQUITY	$754,259	$2,278,973	$3,528,662		$5,948,241

Note 1 — Basis of presentation

The unaudited pro forma condensed combined financial statements are based on Brightlane's and VAT Bridge Limited's historical financial statements as adjusted to give effect to the acquisition of VAT Bridge Limited and the unaudited pro forma condensed combined income statements for the twelve months ended March 31, 2019 giving effect to the VAT Bridget Limited acquisition as if it had occurred on January 1, 2019.

Note 2 — Pro Forma Adjustments

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined financial information:

Adjustments to the pro forma condensed combined balance sheet.

(a) Reflects the preliminary estimate of intangible assets which represents the excess of the purchase price over the fair value of VAT Bridge Limited’s identifiable assets acquired and liabilities assumed.

(b) Reflects amortization expense of intangible assets.

(c) Reflects elimination of VAT Bridget Limited's equity

FINANCIAL STATEMENTS FOR VAT BRIDGE LIMITED

Company Registration No. 10573364 (England and Wales)

VAT BRIDGE LIMITED

ANNUAL REPORT AND FINANCIAL STATEMENTS

FOR THE PERIOD ENDED 31 DECEMBER 2018

Directors	Simon W Holden	(Appointed 6 March 2019)
	Laurence P Rutter	(Appointed 6 March 2019)

Company number	10573364

Registered office	3rd Floor, Middleborough House
16 Middleborough
Colchester
Essex
CO1 1QT

Auditor	LB Group (Colchester)
Suite E2, 2nd Floor
The Octagon
Middleborough
Colchester
Essex
CO1 1TG

The directors present the strategic report and financial statements for the period ended 31 December 2018.

Review of the business
The nature of the company's operations and principal activities was providing VAT bridging finance. The company made a profit for the period and this augurs well for the next few years.

Principal Risks and Uncertainties

Changes in the UK economic environment could lead to a fall in demand for properties and construction activities which would affect demand for the company's services or clients' ability to pay amounts due.

The board review trading performance and the economic environment on a monthly basis and carry out credit checks on clients to mitigate this risk.

Development and performance Turnover for the current period was $157,484 (Jan 2018: $161,149). The net profit for the period ended 31 December 2018 was $334,488 (Jan 2018: net loss $191).

Key performance indicators The board monitors the progress of the Company by reference to the following KPIs: o Turnover o Net profit

On behalf of the board

/s/Laurence P Rutter
Laurence P Rutter
Director
May 29, 2019

The directors present their annual report and financial statements for the period ended 31 December 2018.

Results and dividends

No ordinary dividends were paid. The directors do not recommend payment of a final dividend.

Directors
The directors who held office during the period and up to the date of signature of the financial statements were as follows:

Simon W Holden	(Appointed 6 March 2019)
Laurence P Rutter	(Appointed 6 March 2019)
Alan P Howard	(Resigned 24 September 2018)
Graham Avery	(Appointed 28 February 2019 and resigned 6 March 2019)
Alan Smith	(Appointed 8 March 2018 and resigned 18 May 2018)
Gareth B Williams	(Appointed 11 February 2019 and resigned 28 February 2019)

Auditor
The auditor, LB Group (Colchester), is deemed to be reappointed under section 487(2) of the Companies Act 2006.

Statement of directors' responsibilities

The directors are responsible for preparing the Annual Report and the financial statements in accordance with applicable law and regulations.

Company law requires the directors to prepare financial statements for each financial year.  Under that law the directors have elected to prepare the financial statements in accordance with International Financial Reporting Standards (IFRSs) as adopted by the European Union.  Under company law the directors must not approve the financial statements unless they are satisfied that they give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period.  In preparing these financial statements, International Accounting Standard 1 requires that directors:

•properly select and apply accounting policies;

•make judgements and accounting estimates that are reasonable and prudent:

•present information, including accounting policies, in a manner that provides relevant, reliable, comparable and understandable information;

•provide additional disclosures when compliance with the specific requirements in IFRSs are insufficient to enable users to understand the impact of particular transactions, other events and conditions on the entity's financial position and financial performance; and

•make an assessment of the company's ability to continue as a going concern.

The directors are responsible for keeping adequate accounting records that are sufficient to show and explain the company’s transactions and disclose with reasonable accuracy at any time the financial position of the company and enable them to ensure that the financial statements comply with the Companies Act 2006.  They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Statement of disclosure to auditor

So far as each person who was a director at the date of approving this report is aware, there is no relevant audit information of which the company’s auditor is unaware. Additionally, the directors individually have taken all the necessary steps that they ought to have taken as directors in order to make themselves aware of all relevant audit information and to establish that the company’s auditor is aware of that information.

On behalf of the board

/s/Laurence P Rutter
Laurence P Rutter
Director
Date: May 29, 2019.

Opinion

We have audited the financial statements of VAT Bridge Limited (the 'company') for the period ended 31 December 2018 which comprise the income statement, the statement of comprehensive income, the statement of financial position, the statement of changes in equity, the statement of cash flows and notes to the financial statements, including a summary of significant accounting policies. The financial reporting framework that has been applied in their preparation is applicable law and International Financial Reporting Standards (IFRSs) as adopted by the European Union.

In our opinion the financial statements:

- give a true and fair view of the state of the company's affairs as at 31 December 2018 and of its profit for the period then ended;
- have been properly prepared in accordance with IFRSs as adopted by the European Union; and
- have been prepared in accordance with the requirements of the Companies Act 2006.

Basis for opinion

We conducted our audit in accordance with International Standards on Auditing (UK) (ISAs (UK)) and applicable law. Our responsibilities under those standards are further described in the Auditor's *responsibilities for the audit of the financial statements* section of our report. We are independent of the company in accordance with the ethical requirements that are relevant to our audit of the financial statements in the UK, including the FRC's Ethical Standard, and we have fulfilled our other ethical responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Conclusions relating to going concern

We have nothing to report in respect of the following matters in relation to which the ISAs (UK) require us to report to you where:

- the directors' use of the going concern basis of accounting in the preparation of the financial statements is not appropriate; or
- the directors have not disclosed in the financial statements any identified material uncertainties that may cast significant doubt about the company's ability to continue to adopt the going concern basis of accounting for a period of at least twelve months from the date when the financial statements are authorised for issue.

Other information

The directors are responsible for the other information. The other information comprises the information included in the annual report, other than the financial statements and our auditor's report thereon. Our opinion on the financial statements does not cover the other information and, except to the extent otherwise explicitly stated in our report, we do not express any form of assurance conclusion thereon.

In connection with our audit of the financial statements, our responsibility is to read the other information and, in doing so, consider whether the other information is materially inconsistent with the financial statements or our knowledge obtained in the audit or otherwise appears to be materially misstated. If we identify such material inconsistencies or apparent material misstatements, we are required to determine whether there is a material misstatement in the financial statements or a material misstatement of the other information. If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact.

We have nothing to report in this regard.

Opinions on other matters prescribed by the Companies Act 2006

In our opinion, based on the work undertaken in the course of our audit:

- the information given in the strategic report and the directors' report for the financial period for which the financial statements are prepared is consistent with the financial statements; and
- the strategic report and the directors' report have been prepared in accordance with applicable legal requirements.

Matters on which we are required to report by exception

In the light of the knowledge and understanding of the company and its environment obtained in the course of the audit, we have not identified material misstatements in the strategic report and the directors' report.

We have nothing to report in respect of the following matters where the Companies Act 2006 requires us to report to you if, in our opinion:

- adequate accounting records have not been kept, or returns adequate for our audit have not been received from branches not visited by us; or
- the financial statements are not in agreement with the accounting records and returns; or
- certain disclosures of directors' remuneration specified by law are not made; or
- we have not received all the information and explanations we require for our audit.

Responsibilities of directors

As explained more fully in the directors' responsibilities statement, the directors are responsible for the preparation of the financial statements and for being satisfied that they give a true and fair view, and for such internal control as the directors determine is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, the directors are responsible for assessing the company's ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless the directors either intend to liquidate the company or to cease operations, or have no realistic alternative but to do so.

Auditor's responsibilities for the audit of the financial statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with ISAs (UK) will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

A further description of our responsibilities for the audit of the financial statements is located on the Financial Reporting Council's website at: http://www.frc.org.uk/auditorsresponsibilities. This description forms part of our auditor's report.

		Period	Period
		ended	ended
		31 December	31 January
		2018	2018
	Notes	$	$

Revenue	3	157,484	161,149
Cost of sales		(42,454)	(105,717)

Gross profit		115,030	55,432

Other operating income		443,842	-
Administrative expenses		(140,669)	(54,897)

Operating profit	4	418,203	535

Investment revenues	5	9	-

Profit before taxation		418,212	535

Income tax expense	6	(83,724)	(726)

Profit/(loss) for the period	12	334,488	(191)

The income statement has been prepared on the basis that all operations are continuing operations.

	Period	Period
	ended	ended
	31 December	31 January
	2018	2018
	$	$

Profit/(loss) for the period	334,488	(191)

Other comprehensive income:

Items that will not be reclassified to profit or loss
Currency translation differences	4,536	3,544

Total comprehensive income for the period	339,024	3,353

		2018	2018
	Notes	$	$

Current assets
Trade and other receivables	7	1,027,914	12,897
Cash and cash equivalents		448,950	3,692

		1,476,864	16,589

Total assets		1,476,864	16,589

Current liabilities

Trade and other payables	9	1,053,906	12,448
Current tax liabilities		80,555	786

		1,134,461	13,234

Net current assets		342,403	3,355

Total liabilities		1,134,461	13,234

Net assets		342,403	3,355

Equity

Called up share capital	10	26	2
Other reserves	11	8,080	3,544
Retained earnings	12	334,297	(191)

Total equity		342,403	3,355

The financial statements were approved by the board of directors and authorized for issue on May 29, 2019 and are signed on its behalf by:

/s/Laurence P Rutter
Laurence P Rutter
Director

Company Registration No. 10573364

		Share capital	Other reserves	Retained earnings	Total
	Notes	$	$	$	$
Balance at 19 January 2017		-	-	-	-

Period ended 31 January 2018:
Loss for the period		-	-	(191)	(191)
Other comprehensive income:
Currency translation differences		-	-	3,544	3,544

Total comprehensive income for the period		-	-	3,353	3,353
Issue of share capital	10	2	-	-	2
Transfer to other reserves		-	3,544	-	3,544
Transfers		-	-	(3,544)	(3,544)

Balance at 31 January 2018		2	3,544	(191)	3,355

Period ended 31 December 2018:
Profit for the period		-	-	334,488	334,488
Other comprehensive income:
Currency translation differences		-	-	4,536	4,536

Total comprehensive income for the year		-	-	339,024	339,024
Issue of share capital	10	24	-	-	24
Transfer to other reserves		-	4,536	-	4,536
Transfers		-	-	(4,536)	(4,536)

Balance at 31 December 2018		26	8,080	334,297	342,403

			2018		2018
	Notes	$	$	$	$

Cash flows from operating activities

Cash generated from operations	16		444,644		86

Tax (paid)/refunded			(3,955)		60

Net cash inflow from operating activities			440,689		146

Investing activities
Interest received		9		-

Net cash generated from/(used in) investing activities			9		-

Financing activities
Proceeds from issue of shares		24		2

Net cash generated from financing activities			24		2

Net increase in cash and cash equivalents			440,722		148

Cash and cash equivalents at beginning of year			3,692		-
Effect of foreign exchange rates			4,536		3,544

Cash and cash equivalents at end of year			448,950		3,692

1	Accounting policies

Company information

VAT Bridge Limited is a private company limited by shares incorporated in England and Wales and domiciled in the United Kingdom. The registered office is 3rd Floor, Middleborough House, 16 Middleborough, Colchester, Essex, CO1 1QT.

1.1	Accounting convention

The financial statements have been prepared in accordance with International Financial Reporting Standards (IFRS) as adopted for use in the European Union and with those parts of the Companies Act 2006 applicable to companies reporting under IFRS, (except as otherwise stated).

The financial statements have been prepared on the historical cost basis. The principal accounting policies adopted are set out below.

The functional currency of the company is sterling and the presentation currency for the financial statements is US Dollars. Monetary amounts in these financial statements are rounded to the nearest $.

1.2	Change in accounting estimate

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of revenues, expenses, assets and liabilities, and the disclosure of contingent liabilities at the date of the financial statements.  If in the future such estimates and assumptions which are based on management’s best judgement at the date of the financial statements, deviate from the actual circumstances, the original estimates and assumptions will be modified as appropriate in the year in which the circumstances change.  Where necessary, the comparatives have been reclassified or extended from the previously reported results to take into account presentational changes.

1.3	Going concern

The directors have at the time of approving the financial statements, a reasonable expectation that the company has adequate resources to continue in operational existence for the foreseeable future. Thus they continue to adopt the going concern basis of accounting in preparing the financial statements.

1.4	Revenue

The company’s primary source of revenue is derived from the provision of short term bridging finance to other businesses. Revenue is comprised of a contribution to legal fees, administration fees, facility fees and interest. Rates are agreed with the customer in advance with interest accruing daily and each contract is tailored to the customer’s individual requirements. Performance obligations under the contract are deemed to be met once the advance of finance has been repaid in full. Where an amount is advanced before the period end but not repaid until the following accounting period revenue is recognized by apportioning total revenue due under the contract based on the length of the loan with the remaining balance that will be earnt under the contract shown within deferred income at the period end.

Where the company has been unable to provide finance but is able to make a referral they have, on occasion, received commission for this. This commission is recognized once the referral has been made and is determined based on individual agreements with the companies referred to.

1	Accounting policies, continued

1.5	Fair value measurement

IFRS 13 establishes a single source of guidance for all fair value measurements. IFRS 13 does not change when an entity is required to use fair value, but rather provides guidance on how to measure fair value under IFRS when fair value is required or permitted. The resulting calculations under IFRS 13 affected the principles that the Company uses to assess the fair value, but the assessment of fair value under IFRS 13 has not materially changed the fair values recognized or disclosed. IFRS 13 mainly impacts the disclosures of the Company. It requires specific disclosures about fair value measurements and disclosures of fair values, some of which replace existing disclosure requirements in other standards.

1.6	Cash and cash equivalents

Cash and cash equivalents include cash in hand, deposits held at call with banks, other short-term liquid investments with original maturities of three months or less, and bank overdrafts. Bank overdrafts are shown within borrowings in current liabilities.

1.7	Financial assets

Financial assets are recognized in the company's statement of financial position when the company becomes party to the contractual provisions of the instrument.

Financial assets are classified into specified categories. The classification depends on the nature and purpose of the financial assets and is determined at the time of recognition.

Financial assets are initially measured at fair value plus transaction costs, other than those classified as fair value through profit and loss, which are measured at fair value.

Loans and receivables

Trade receivables, loans and other receivables that have fixed or determinable payments that are not quoted in an active market are classified as 'loans and receivables'. Loans and receivables are measured at amortized cost using the effective interest method, less any impairment.

Interest is recognized by applying the effective interest rate, except for short-term receivables when the recognition of interest would be immaterial. The effective interest method is a method of calculating the amortized cost of a debt instrument and of allocating the interest income over the relevant period. The effective interest rate is the rate that exactly discounts estimated future cash receipts through the expected life of the debt instrument to the net carrying amount on initial recognition.

Impairment of financial assets

Financial assets, other than those at FVTPL, are assessed for indicators of impairment at each reporting end date.

Financial assets are impaired where there is objective evidence that, as a result of one or more events that occurred after the initial recognition of the financial asset, the estimated future cash flows of the investment have been affected.

Derecognition of financial assets

Financial assets are derecognized only when the contractual rights to the cash flows from the asset expire, or when it transfers the financial asset and substantially all the risks and rewards of ownership to another entity.

1.8	Financial liabilities
Financial liabilities are classified as either financial liabilities at fair value through profit or loss or other financial liabilities.

1	Accounting policies, continued

Other financial liabilities

Other financial liabilities, including borrowings, are initially measured at fair value, net of transaction costs. They are subsequently measured at amortized cost using the effective interest method, with interest expense recognized on an effective yield basis.

The effective interest method is a method of calculating the amortized cost of a financial liability and of allocating interest expense over the relevant period. The effective interest rate is the rate that exactly discounts estimated future cash payments through the expected life of the financial liability to the net carrying amount on initial recognition.

Derecognition of financial liabilities
Financial liabilities are derecognized when, and only when, the company’s obligations are discharged, cancelled, or they expire.

1.9	Equity instruments

Equity instruments issued by the company are recorded at the proceeds received, net of direct issue costs. Dividends payable on equity instruments are recognized as liabilities once they are no longer at the discretion of the company.

1.10	Taxation
The tax expense represents the sum of the tax currently payable and deferred tax.

Current tax

The tax currently payable is based on taxable profit for the year. Taxable profit differs from net profit as reported in the income statement because it excludes items of income or expense that are taxable or deductible in other years and it further excludes items that are never taxable or deductible. The company’s liability for current tax is calculated using tax rates that have been enacted or substantively enacted by the reporting end date.

1.11	Foreign exchange

The functional currency of the company is Sterling and the presentational is US Dollars. In accordance with IAS 21 balance sheet values are translated at the closing rate, equity values at the historical rate and profit and loss values are translated at the spot rate, where practical. Where the spot rate cannot be determined an average rate for the year is used as permitted under IAS 21.

2	Critical accounting estimates and judgements

In the application of the company’s accounting policies, the directors are required to make judgements, estimates and assumptions about the carrying amount of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised, if the revision affects only that period, or in the period of the revision and future periods if the revision affects both current and future periods.

The estimates and assumptions which have a significant risk of causing a material adjustment to the carrying amount of assets and liabilities are outlined below.

2	Critical accounting estimates and judgements, continued

	Critical judgements
	Revenue recognition

The company’s primary source of revenue is derived from the provision of short term bridging finance to other businesses. Revenue is comprised of a contribution to legal fees, administration fees, facility fees and interest. Rates are agreed with the customer in advance with interest accruing daily and each contract is tailored to the customer’s individual requirements. Performance obligations under the contract are deemed to be met once the advance of finance has been repaid in full. Where an amount is advanced before the period end but not repaid until the following accounting period revenue is recognized by apportioning total revenue due under the contract based on the length of the loan with the remaining balance that will be earnt under the contract shown within deferred income at the period end.

Where the company has been unable to provide finance but is able to make a referral they have, on occasion, received commission for this. This commission is recognized once the referral has been made and is determined based on individual agreements with the companies referred to.

	Translation from functional currency to presentational currency

The functional currency of the company is Sterling and the presentational is US Dollars. In accordance with IAS 21 balance sheet values are translated at the closing rate, equity values at the historical rate and profit and loss values are translated at the spot rate, where practical. Where the spot rate cannot be determined an average rate for the year is used as permitted under IAS 21.

3	Revenue
		2018	2018
		$	$
	Revenue analyzed by class of business
	Revenue from financing services	157,484	124,437
	Referral fees received	-	36,712

		157,484	161,149

		2018	2018
		$	$
	Other significant revenue
	Interest income	9	-

4	Operating profit
		2018	2018
		$	$
	Operating profit for the period is stated after charging/(crediting):
	Fees payable to the company's auditor for the audit of the company's financial statements	9,920	8,516

5	Investment income
		2018	2018
		$	$
	Interest income
	Bank deposits	9	-

	Total interest income for financial assets that are not held at fair value through profit or loss is $9 (2018 - $-).

6	Income tax expense
	2018		2018
	$		$
	Current tax
	UK corporation tax on profits for the current period	82,743	726
	Adjustments in respect of prior periods	981	-

	Total UK current tax	83,724	726

	The charge for the period can be reconciled to the profit per the income statement as follows:

		2018	2018
		$	$

	Profit before taxation	418,212	535

	Expected tax charge based on a corporation tax rate of 19.00%	79,460	102
	Adjustment in respect of prior years	981	-
	Foreign exchange differences	3,283	624

	Taxation charge for the period	83,724	726

7	Trade and other receivables
		Current
		2018	2018
		$	$

	Trade receivables	140,941	-
	Other receivables	687,738	12,897
	Amounts owed by associate undertakings	199,235	-

		1,027,914	12,897

	Trade receivables disclosed above are classified as loans and receivables and are therefore measured at amortized cost.

8	Trade receivables - credit risk

	Fair value of trade receivables
	The directors consider that the carrying amount of trade and other receivables is approximately equal to their fair value.

	No significant receivable balances are impaired at the reporting end date.

9	Trade and other payables
		Current
		2018	2018
		$	$

	Trade payables	47,891	-
	Accruals	53,686	9,222
	Social security and other taxation	1,786	-
	Other payables	950,543	3,226

		1,053,906	12,448

10	Share capital	2018	2018
		$	$
	Ordinary share capital
	Authorized
	2,100,000 Ordinary shares of 0.00001p each converted into $	26	2
	Issued and fully paid
	2,100,000 Ordinary shares of 0.00001p each converted into $	26	2

		26	2

Each share gives the right to receive notice of, attend and vote at general meetings; one vote per share; right to participate in a distribution of profits by way of dividend and to fully participate in any distribution of capital on a sale or winding-up of the company (including to share in any surplus therefrom); are not a redeemable class of shares.

	Reconciliation of movements during the period:

			Number

	At 1 February 2018		2
	Issue of fully paid shares		8
	Number of shares added through sub division of 1 ordinary share into 100,000 ordinary shares		999,990
	Number of shares allotted after sub division		1,100,000

	At 31 December 2018		2,100,000

11	Other reserves
			Foreign Exchange translation reserve
			$

	Balance at 19 January 2017		-
	Additions		3,544

	Balance at 31 January 2018		3,544
	Additions		4,536

	Balance at 31 December 2018		8,080

	The other reserve includes all differences arising on translation of the financial statements from functional currency (GBP) into presentation currency (USD).

12	Retained earnings
		2018	2018
		$	$

	At the beginning of the period	(191)	-
	Profit/(loss) for the period	334,488	(191)
	Transfer to reserves	(4,536)	(3,544)
	Other transfers	4,536	3,544

	At the end of the period	334,297	(191)

13	Operating lease commitments
	At the reporting end date the company had outstanding commitments for future minimum lease payments under non-cancellable operating leases, which fall due as follows:

		2018	2018
		$	$

	Within one year	3,057	-
	Between two and five years	35,156	-

		38,213	-

14	Capital risk management

	The company is not subject to any externally imposed capital requirements.

15	Related party transactions

	No guarantees have been given or received.

During the period the company transacted with various related parties.

The amounts owed by and owed to companies under common control are unsecured.

At the period end the company was owed $199,032 by Corporate Commercial Collections Ltd, a company with Directors in common. (January 2018: owed to $3,226).

At the period end the company owed $422,487 to VAT Bridge 7 Limited (formerly Triple C Money Limited), a company with Directors in common. (January 2018: owed from $12,898).

At the period end the company was owed $204 by VAT Bridge 1 Limited, a company with Directors in common.

At the period end the company owed $8,918 to VAT Bridge 2 Limited, a company with Directors in common.

At the period end the company owed $4,935 to VAT Bridge 3 Limited, a company with Directors in common.

At the period end the company owed $15,312 to Triple C Funding, a company with Directors in common.

During the period the company paid $460 for consultancy fees to Pangolin Limited, a company with Directors in common. (January 2018: $570)

During the period the company paid $19,762 to Alan Smith, a former Director, for commission in the period. (January 2018: $28,160)

During the period the company granted a license to utilize intellectual property rights to VAT Bridge 7 Limited. Consideration receivable for the license amounted to $443,842, is recorded as other operating income and was settled in cash after the period end.

16	Cash generated from operations
		2018	2018
		$	$
	Profit/(loss) for the period after tax	334,488	(191)

	Adjustments for:
	Taxation charged	83,724	726
	Investment income	(9)	-

	Movements in working capital:
	Increase in trade and other receivables	(1,015,017)	(12,897)
	Increase in trade and other payables	1,041,458	12,448

	Cash generated from operations	444,644	86

Company Registration No. 10573364 (England and Wales)

VAT BRIDGE LIMITED

QUARTERLY MANAGEMENT ACCOUNTS

FOR THE QUARTER ENDED 31 MARCH 2019

Directors	Simon W Holden	(Appointed 6 March 2019)
	Laurence P Rutter	(Appointed 6 March 2019)

Company number	10573364

Registered office	3rd Floor, Middleborough House
16 Middleborough
Colchester
Essex
CO1 1QT

		Quarter	Period
		ended	ended
		31 March	31 December
		2019	2018
	Notes	$	$

Revenue	3	334,140	157,484
Cost of sales		(59,158)	(42,454)

Gross profit		274,982	115,030

Other operating income		-	443,842
Administrative expenses		(13,118)	(140,669)

Operating profit	4	261,864	418,203

Investment revenues	5	90	9

Profit before taxation		261,954	418,212

Income tax expense	6	(49,771)	(83,724)

Profit for the quarter	12	212,183	334,488

The income statement has been prepared on the basis that all operations are continuing operations.

	Quarter	Period
	ended	ended
	31 March	31 December
	2019	2018
	$	$

Profit for the quarter	212,183	334,488

Other comprehensive income:

Items that will not be reclassified to profit or loss
Currency translation differences	59,092	4,536

Total comprehensive income for the quarter	271,275	339,024

		2019	2018
	Notes	$	$

Current assets
Trade and other receivables	7	1,847,938	1,027,914
Cash and cash equivalents		431,035	448,950

		2,278,973	1,476,864

Total assets		2,278,973	1,476,864

Current liabilities

Trade and other payables	9	1,533,184	1,053,906
Current tax liabilities		132,110	80,555

		1,665,294	1,134,461

Net current assets		613,679	342,403

Total liabilities		1,665,294	1,134,461

Net assets		613,679	342,403

Equity

Called up share capital	10	26	26
Other reserves	11	67,173	8,080
Retained earnings	12	546,480	334,297

Total equity		613,679	342,403

		Share capital	Other reserves	Retained earnings	Total
	Notes	$	$	$	$
Balance at 1 February 2018		2	3,544	(191)	3,355

Period ended 31 December 2018:
Profit for the period		-	-	334,488	334,488
Other comprehensive income:
Currency translation differences		-	-	4,536	4,536

Total comprehensive income for the period		-	-	339,024	339,024
Issue of share capital	10	24	-	-	24
Transfer to other reserves		-	4,536	-	4,536
Transfers		-	-	(4,536)	(4,536)

Balance at 31 December 2018		26	8,080	334,297	342,403

Period ended 31 March 2019:
Profit for the period		-	-	212,183	212,183
Other comprehensive income:
Currency translation differences		-	-	59,092	59,092

Total comprehensive income for the year		-	-	271,275	271,275
Transfer to other reserves		-	59,092	-	59,092
Transfers		-	-	(59,092)	(59,092)

Balance at 31 March 2019		26	67,172	546,480	613,678

			2019	2018
	Notes	$	$ $	$

Cash flows from operating activities

Cash (absorbed by)/generated from operations	14		(78,882)	444,644

Tax refunded/(paid)			1,784	(3,955)

Net cash (outflow)/inflow from operating activities			(77,098)	440,689

Investing activities
Interest received		90	9

Net cash generated from investing activities			90	9

Financing activities
Proceeds from issue of shares		-	24

Net cash (used in)/generated from financing activities			-	24

Net (decrease)/increase in cash and cash equivalents			(77,008)	440,722

Cash and cash equivalents at beginning of year			448,950	3,692
Effect of foreign exchange rates			59,093	4,536

Cash and cash equivalents at end of year			431,035	448,950

1	Accounting policies

Company information

VAT Bridge Limited is a private company limited by shares incorporated in England and Wales and domiciled in the United Kingdom. The registered office is 3rd Floor, Middleborough House, 16 Middleborough, Colchester, Essex, CO1 1QT.

1.1	Accounting convention

The financial statements have been prepared in accordance with International Financial Reporting Standards (IFRS) as adopted for use in the European Union and with those parts of the Companies Act 2006 applicable to companies reporting under IFRS, (except as otherwise stated).

The financial statements have been prepared on the historical cost basis. The principal accounting policies adopted are set out below.

The functional currency of the company is sterling and the presentation currency for the financial statements is US Dollars. Monetary amounts in these financial statements are rounded to the nearest $.

1.2	Going concern

The directors have at the time of approving the financial statements, a reasonable expectation that the company has adequate resources to continue in operational existence for the foreseeable future. Thus they continue to adopt the going concern basis of accounting in preparing the financial statements.

1.3	Revenue

The company’s primary source of revenue is derived from the provision of short term bridging finance to other businesses. Revenue is comprised of a contribution to legal fees, administration fees, facility fees and interest. Rates are agreed with the customer in advance with interest accruing daily and each contract is tailored to the customer’s individual requirements. Performance obligations under the contract are deemed to be met once the advance of finance has been repaid in full. Where an amount is advanced before the period end but not repaid until the following accounting period revenue is recognized by apportioning total revenue due under the contract based on the length of the loan with the remaining balance that will be earnt under the contract shown within deferred income at the period end.

Where the company has been unable to provide finance but is able to make a referral they have, on occasion, received commission for this. This commission is recognized once the referral has been made and is determined based on individual agreements with the companies referred to.

1.4	Fair value measurement

IFRS 13 establishes a single source of guidance for all fair value measurements. IFRS 13 does not change when an entity is required to use fair value, but rather provides guidance on how to measure fair value under IFRS when fair value is required or permitted. The resulting calculations under IFRS 13 affected the principles that the Company uses to assess the fair value, but the assessment of fair value under IFRS 13 has not materially changed the fair values recognized or disclosed. IFRS 13 mainly impacts the disclosures of the Company. It requires specific disclosures about fair value measurements and disclosures of fair values, some of which replace existing disclosure requirements in other standards.

1.5	Cash and cash equivalents

Cash and cash equivalents include cash in hand, deposits held at call with banks, other short-term liquid investments with original maturities of three months or less, and bank overdrafts. Bank overdrafts are shown within borrowings in current liabilities.

1	Accounting policies, continued

1.6	Financial assets

Financial assets are recognized in the company's statement of financial position when the company becomes party to the contractual provisions of the instrument.

Financial assets are classified into specified categories. The classification depends on the nature and purpose of the financial assets and is determined at the time of recognition.

Financial assets are initially measured at fair value plus transaction costs, other than those classified as fair value through profit and loss, which are measured at fair value.

Loans and receivables

Trade receivables, loans and other receivables that have fixed or determinable payments that are not quoted in an active market are classified as 'loans and receivables'. Loans and receivables are measured at amortized cost using the effective interest method, less any impairment.

Interest is recognized by applying the effective interest rate, except for short-term receivables when the recognition of interest would be immaterial. The effective interest method is a method of calculating the amortized cost of a debt instrument and of allocating the interest income over the relevant period. The effective interest rate is the rate that exactly discounts estimated future cash receipts through the expected life of the debt instrument to the net carrying amount on initial recognition.

Impairment of financial assets

Financial assets, other than those at FVTPL, are assessed for indicators of impairment at each reporting end date.

Financial assets are impaired where there is objective evidence that, as a result of one or more events that occurred after the initial recognition of the financial asset, the estimated future cash flows of the investment have been affected.

Derecognition of financial assets

Financial assets are derecognized only when the contractual rights to the cash flows from the asset expire, or when it transfers the financial asset and substantially all the risks and rewards of ownership to another entity.

1.7	Financial liabilities
Financial liabilities are classified as either financial liabilities at fair value through profit or loss or other financial liabilities.

Other financial liabilities

Other financial liabilities, including borrowings, are initially measured at fair value, net of transaction costs. They are subsequently measured at amortized cost using the effective interest method, with interest expense recognized on an effective yield basis.

The effective interest method is a method of calculating the amortized cost of a financial liability and of allocating interest expense over the relevant period. The effective interest rate is the rate that exactly discounts estimated future cash payments through the expected life of the financial liability to the net carrying amount on initial recognition.

Derecognition of financial liabilities
Financial liabilities are derecognized when, and only when, the company’s obligations are discharged, cancelled, or they expire.

1	Accounting policies, continued

1.8	Equity instruments

Equity instruments issued by the company are recorded at the proceeds received, net of direct issue costs. Dividends payable on equity instruments are recognized as liabilities once they are no longer at the discretion of the company.

1.9	Taxation
The tax expense represents the sum of the tax currently payable and deferred tax.

Current tax

The tax currently payable is based on taxable profit for the year. Taxable profit differs from net profit as reported in the income statement because it excludes items of income or expense that are taxable or deductible in other years and it further excludes items that are never taxable or deductible. The company’s liability for current tax is calculated using tax rates that have been enacted or substantively enacted by the reporting end date.

1.10	Foreign exchange

The functional currency of the company is Sterling and the presentational is US Dollars. In accordance with IAS 21 balance sheet values are translated at the closing rate, equity values at the historical rate and profit and loss values are translated at the spot rate, where practical. Where the spot rate cannot be determined an average rate for the year is used as permitted under IAS 21.

2	Critical accounting estimates and judgements

In the application of the company’s accounting policies, the directors are required to make judgements, estimates and assumptions about the carrying amount of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised, if the revision affects only that period, or in the period of the revision and future periods if the revision affects both current and future periods.

The estimates and assumptions which have a significant risk of causing a material adjustment to the carrying amount of assets and liabilities are outlined below.

Critical judgements
Revenue recognition

The company’s primary source of revenue is derived from the provision of short term bridging finance to other businesses. Revenue is comprised of a contribution to legal fees, administration fees, facility fees and interest. Rates are agreed with the customer in advance with interest accruing daily and each contract is tailored to the customer’s individual requirements. Performance obligations under the contract are deemed to be met once the advance of finance has been repaid in full. Where an amount is advanced before the period end but not repaid until the following accounting period revenue is recognized by apportioning total revenue due under the contract based on the length of the loan with the remaining balance that will be earnt under the contract shown within deferred income at the period end.

Where the company has been unable to provide finance but is able to make a referral they have, on occasion, received commission for this. This commission is recognized once the referral has been made and is determined based on individual agreements with the companies referred to.

2	Critical accounting estimates and judgements, continued

	Translation from functional currency to presentational currency

The functional currency of the company is Sterling and the presentational is US Dollars. In accordance with IAS 21 balance sheet values are translated at the closing rate, equity values at the historical rate and profit and loss values are translated at the spot rate, where practical. Where the spot rate cannot be determined an average rate for the year is used as permitted under IAS 21.

3	Revenue
		2019	2018
		$	$
	Revenue analyzed by class of business
	Revenue from financing services	334,141	157,484

		2019	2018
		$	$
	Other significant revenue
	Interest income	90	9

4	Operating profit
		2019	2018
		$	$
	Operating profit for the period is stated after charging/(crediting):
	Fees payable to the company's auditor for the audit of the company's financial statements	-	9,920

5	Investment income
		2019	2018
		$	$
	Interest income
	Bank deposits	90	9

	Total interest income for financial assets that are not held at fair value through profit or loss is $90 (2018 - $9).

6	Income tax expense
	2019		2018
	$		$
	Current tax
	UK corporation tax on profits for the current period	49,771	82,743
	Adjustments in respect of prior periods	-	981

	Total UK current tax	49,771	83,724

	The charge for the quarter can be reconciled to the profit per the income statement as follows:

		2019	2018
		$	$

	Profit before taxation	261,954	418,212

	Expected tax charge based on a corporation tax rate of 19.00%	49,771	79,460
	Adjustment in respect of prior years	-	981
	Foreign exchange differences	-	3,283

	Taxation charge for the period	49,771	83,724

7	Trade and other receivables
		Current
		2019	2018
		$	$

	Trade receivables	276,648	140,941
	Other receivables	742,733	687,738
	Amounts owed by associate undertakings	820,731	199,235
	Prepayments	7,826	-

		1,847,938	1,027,914

	Trade receivables disclosed above are classified as loans and receivables and are therefore measured at amortized cost.

8	Trade receivables - credit risk

	Fair value of trade receivables
	The directors consider that the carrying amount of trade and other receivables is approximately equal to their fair value.

	No significant receivable balances are impaired at the reporting end date.

9	Trade and other payables
		Current
		2019	2018
		$	$

	Trade payables	13,787	47,891
	Accruals	30,713	53,686
	Social security and other taxation	20,655	1,786
	Other payables	1,468,029	950,543

		1,533,184	1,053,906

10	Share capital	2019	2018
		$	$
	Ordinary share capital
	Authorised
	2,100,000 Ordinary shares of 0.00001p each converted into $	26	26
	Issued and fully paid
	2,100,000 Ordinary shares of 0.00001p each converted into $	26	26

		26	26

Each share gives the right to receive notice of, attend and vote at general meetings; one vote per share; right to participate in a distribution of profits by way of dividend and to fully participate in any distribution of capital on a sale or winding-up of the company (including to share in any surplus therefrom); are not a redeemable class of shares.

11	Other reserves
			Foreign Exchange translation reserve
			$

	Balance at 1 February 2018		3,544
	Additions		4,536

	Balance at 31 December 2018		8,081
	Additions		59,092

	Balance at 31 March 2019		67,173

	The other reserve includes all differences arising on translation of the financial statements from functional currency (GBP) into presentation currency (USD).

12	Retained earnings
		2019	2018
		$	$

	At the beginning of the quarter	334,297	(191)
	Profit for the quarter	212,183	334,488
	Transfer to reserves	(59,092)	(4,536)
	Other transfers	59,092	4,536

	At the end of the quarter	546,480	334,297

13	Capital risk management

	The company is not subject to any externally imposed capital requirements.

14	Cash generated from operations
		2019	2018
		$	$

	Profit for the quarter after tax	212,183	334,488

	Adjustments for:
	Taxation charged	49,771	83,724
	Investment income	(90)	(9)

	Movements in working capital:
	Increase in trade and other receivables	(820,024)	(1,015,017)
	Increase in trade and other payables	479,278	1,041,458

	Cash (absorbed by)/generated from operations	(78,882)	444,644